UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Montgomery Street Income Securities, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Notice of 2013

Annual Meeting

of Stockholders

and

Proxy Statement

Montgomery Street Income Securities, Inc.

(Ticker: MTS)

May 21, 2013

To the Stockholders:

The Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the “Fund”) is to be held at 10:00 a.m. (Pacific time) on Tuesday, July 23, 2013 at 4 Embarcadero Center, 22nd Floor, San Francisco, California. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and a postage-prepaid envelope, in which to return your proxy card, are enclosed.

At the meeting, the stockholders will elect the Fund’s Directors. In addition, the stockholders present will hear a report by the Fund’s investment adviser, Pacific Investment Management Company LLC. There will be an opportunity to discuss matters of interest to you as a stockholder.

The enclosed Proxy Statement provides greater detail about the election of the Fund’s Directors. The Board of Directors of the Fund recommends that the stockholders vote in favor of electing each of the nominees proposed.

To vote, simply fill out, sign and date the enclosed proxy card, and return it to us in the enclosed postage-prepaid envelope. You also may vote through the Internet by visiting the website address on your proxy card, by telephone using the toll-free number on your proxy card, or in person at the meeting.

For additional information, please call Jackson Fund Services, the Fund’s administrator, toll free at (866) 255-1935.

Your vote is very important to us. Thank you for your response and for your continued investment with the Fund.

Respectfully,

Richard J. Bradshaw	Mark D. Nerud
Chairman of the	President and
Board of Directors	Chief Executive Officer

MONTGOMERY STREET INCOME SECURITIES, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders of Montgomery Street Income Securities, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of Montgomery Street Income Securities, Inc. (the “Fund”) has been called to be held at 4 Embarcadero Center, 22nd Floor, San Francisco, California, on Tuesday, July 23, 2013 at 10:00 a.m. (Pacific time), to elect four Directors of the Fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

Those present at the meeting together with the appointed proxies also will transact such other business, if any, as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at 5:00 p.m. (Eastern time) on May 1, 2013 are entitled to vote at the Annual Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Annual Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to that proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.

By order of the Board of Directors,

Emily J. Eibergen, Secretary
May 21, 2013

IMPORTANT—We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You may also vote through the Internet by visiting the website address on your proxy card or by telephone by using the toll-free number on your proxy card. Your prompt vote may save the Fund the necessity of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the Annual Meeting and wish to vote your shares in person at that time, you will be able to do so.

Montgomery Street Income Securities, Inc.

c/o Jackson Fund Services

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(866) 255-1935

PROXY STATEMENT

RECORD DATE: May 1, 2013	MAILING DATE: May 21, 2013

Introduction

The Board of Directors of Montgomery Street Income Securities, Inc. (the “Fund”) is soliciting proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 4 Embarcadero Center, 22nd Floor, San Francisco, California, on Tuesday, July 23, 2013 at 10:00 a.m. (Pacific time). The Board of Directors also is soliciting proxies for use at any adjournment or postponement of the Annual Meeting. This Proxy Statement is furnished in connection with this solicitation. To obtain directions to the Annual Meeting, please call Jackson Fund Services, a division of Jackson National Asset Management, LLC, the Fund’s administrator (the “Administrator”), toll-free at (866) 255-1935.

Important Notice Regarding the Internet Availability of Proxy and Other Materials for the Annual Meeting

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy card also are available on the Fund’s website at www.montgomerystreetincome.com.

You may, without charge, view the annual report of the Fund for the fiscal year ended December 31, 2012 in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or request a copy of the annual report or copies of any subsequent shareholder report by calling toll-free (877) 437-3938 or writing the Fund care of Computershare Shareowner Services LLC, P.O. Box 43006, Providence, Rhode Island 02940-3006.

Voting Information

The Fund may solicit proxies by mail, telephone, telegram, and personal interview. Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, has been engaged to assist in the solicitation of proxies for the Fund, at an estimated cost of $5,000 plus expenses. In addition, the Fund may request personnel of the Fund’s Administrator to assist in the solicitation of proxies for no separate compensation. It is anticipated that the Fund will request brokers, custodians, nominees, and fiduciaries who are record owners of stock to forward proxy materials to their principals and obtain authorization for the execution of proxies. Upon request, the Fund will reimburse the brokers, custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals. The Fund will bear the cost of soliciting proxies.

You may revoke the enclosed proxy at any time insofar as it has not yet been exercised by the appointed proxies. You may revoke the enclosed proxy by the following methods:

•	Providing written notice to the Fund at the following address:

Montgomery Street Income Securities, Inc.

c/o Proxy Tabulator

P.O. Box 18011

Hauppauge, NY 11788-8811;

•	Giving a later proxy; or

•	Attending the Annual Meeting and voting your shares in person.

In order to obtain the quorum necessary to transact business, a majority of the shares entitled to be voted must have been received by proxy or be present at the Annual Meeting. Proxies that are marked to withhold voting, as well as proxies returned by brokers or others who have not received voting instructions and do not have discretion to vote for their clients (“broker non-votes”), will be counted towards this quorum. Withheld votes and broker non-votes will not be counted in favor of, but will have no other effect on, the election of Directors. Broker non-votes are not likely to be relevant to the Annual Meeting because the New York Stock Exchange currently considers an uncontested election of Directors to be routine and within the discretion of brokers to vote if customer instructions are not received.

2

In the event that the necessary quorum to transact business or the vote required to elect the proposed nominees is not obtained at the Annual Meeting, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit, in accordance with applicable law, further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote AGAINST any such adjournment those proxies required to be voted against such proposal.

The record date for determination of stockholders entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements thereof was May 1, 2013 at 5:00 p.m. (Eastern time) (the “Record Date”).

As of the Record Date, there were issued and outstanding 10,369,675 shares of common stock of the Fund, constituting all of the Fund’s then outstanding securities. Each share of common stock is entitled to one vote.

Security Ownership

The following table sets forth for each Director of the Fund, the Principal Executive and Principal Financial Officers of the Fund, and the Directors and Executive Officers of the Fund as a group as of March 31, 2013 the amount of shares beneficially owned in the Fund, the dollar range of securities owned in the Fund, and the aggregate dollar range of all shareholdings in all funds overseen by each Director in the same family of investment companies. Each Director’s, the Principal Executive Officer’s and the Principal Financial Officer’s individual beneficial shareholdings in the Fund constituted less than 1% of the outstanding shares of the Fund; and, as a group, the Directors and Executive Officers owned beneficially less than 1% of the outstanding shares of the Fund.

3

Name and Position	Amount of Shares Beneficially Owned in the Fund(1)		Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen in Family of Investment Companies(3)

Independent Directors

Richard J. Bradshaw Chairman and Director	16,725	(4)	Over $100,000	Over $100,000

Victor L. Hymes Director	6,545		Over $100,000	Over $100,000

Wendell G. Van Auken Director	42,971	(5)	Over $100,000	Over $100,000

Nancy E. Wallace Director	1,391		$10,001-$50,000	$10,001-$50,000

Executive Officers

Mark D. Nerud President, Chief Executive Officer and Principal Executive Officer	0		0	0

Daniel W. Koors Treasurer, Chief Financial Officer and Principal Financial Officer	0		0	0

All Directors and Executive Officers as a Group	67,632	(4), (5)

(1)	The information as to beneficial ownership is based on statements furnished to the Fund by each Director and executive officer. Unless otherwise indicated, each person has sole voting and investment power over the shares reported.

(2)	Based on market value.

(3)	Consists of all funds overseen by the Director, managed by Pacific Investment Management Company LLC, and holding themselves out as related for purposes of investment and investor services. The Fund is the only fund meeting these criteria.

4

(4)	Includes 11,815 shares held with sole voting and investment power and 4,910 shares held with shared voting and investment power.

(5)	Includes 36,040 shares held with sole voting and investment power and 6,931 shares held with shared voting and investment power.

At its April 23, 2013 meeting, the Board adopted a share ownership policy whereby each Director is normally required to beneficially own Fund shares of at least $100,000 based on the market value of the shares. In the case of a new Director, and of a Director whose investment falls below $90,000 due to a decline in the market value of the shares, the policy requires the Director to invest at least 50% of the Director’s retainer and meeting fees until the Director meets the minimum investment threshold.

To the Fund’s knowledge, as of December 31, 2012, the following entities owned beneficially more than 5% of the Fund’s outstanding shares.

Name and Address of Beneficial Owner	Amount of Shares Beneficially Owned in the Fund		Percentage of Outstanding Shares of the Fund(1)

1607 Capital Partners, LLC 4991 Lake Brook Drive, Suite 125 Glen Allen, VA 23060	547,371	(2)	5.28%

Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	1,045,524	(3)	10.09%

Wells Fargo and Company 420 Montgomery Street San Francisco, CA 94104	946,159	(4)	9.13%

(1)	At December 31, 2012, there were issued and outstanding 10,367,316 shares of common stock of the Fund.

(2)	The information as to beneficial ownership is based on statements furnished in the Schedule 13G filed with the U.S. Securities and Exchange Commission (“SEC”) on February 14, 2013 by or on the behalf of the beneficial owner.

5

(3)	The information as to beneficial ownership is based on statements furnished in the Schedule 13G filed with the SEC on February 13, 2013 by or on the behalf of the beneficial owner.

(4)	The information as to beneficial ownership is based on statements furnished in the Schedule 13G filed with the SEC on February 13, 2013 by or on the behalf of the beneficial owners. The amount beneficially owned includes 940,533 shares beneficially owned by Wells Capital Management Incorporated, which constitutes 9.07% of the outstanding shares of the Fund. Wells Capital Management Incorporated is located at 525 Market Street, 10th Floor, San Francisco, CA 94105.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Section 30(h) of the Investment Company Act of 1940, as amended (the “1940 Act”), as applied to a closed-end fund, require a fund’s officers and directors, investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a registered class of the fund’s outstanding securities (“Reporting Persons”) to file reports of ownership of the fund’s securities and changes in such ownership with the SEC and any exchange on which the fund’s securities are traded. Such persons are required by SEC regulations to furnish the fund with copies of all such reports.

Based on a review of reports filed by the Fund’s Reporting Persons, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the 1934 Act for the fiscal year ended December 31, 2012 were timely.

PROPOSAL: ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will be asked to elect four individuals to constitute the Board of Directors of the Fund. Each Director so elected will hold office until the next annual meeting or until the election and qualification of a successor. The four individuals listed below under “Information Concerning Nominees” were nominated for election as Directors of the Fund by the Fund’s present Board of Directors. Each of the nominees is currently a Director of the Fund and was elected to serve as a Director at the 2012 Annual Meeting of Stockholders.

6

The persons named proxies on the enclosed proxy card intend to vote for all of the nominees named below, unless authority to vote for any or all of the nominees is withheld. In the unanticipated event that any nominee for Director cannot be a candidate at the Annual Meeting, the appointed proxies will vote their proxy in favor of the remainder of the nominees and, in addition, in favor of such substitute nominee(s) (if any) as the Board of Directors shall designate. Alternatively, the proxies may vote in favor of a resolution reducing the number of Directors to be elected at the Annual Meeting.

Information Concerning Nominees

Each of the nominees is listed below. The address of each nominee is Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. Each nominee has consented to be nominated and to serve if elected.

Nominee (Age)	Principal Occupation or Employment and Other Directorships in Publicly Held Companies and Registered Investment Companies during Past Five Years	Year First Became a Director of the Fund

Independent Directors

Richard J. Bradshaw (64)	Consultant (2010 – present). Formerly, Partner and Chief Operating Officer of Venrock (venture capital firm) (2008 – 2010) and Executive Director of Cooley LLP (law firm) (1997 – 2008). Chairman of the Board of Directors of the Fund (since 2004).	1991

Victor L. Hymes (55)	Chief Executive Officer, Chief Investment Officer, and Director of Legato Capital Management LLC (investment adviser) (2004 – present). Formerly, Managing Director, Zurich Scudder Investments, Inc. (a former adviser of the Fund) (1997 – 2002); and President of the Fund (2000 – 2002).	2005

7

Nominee (Age)	Principal Occupation or Employment and Other Directorships in Publicly Held Companies and Registered Investment Companies during Past Five Years	Year First Became a Director of the Fund

Wendell G. Van Auken (68)	Partner Emeritus at Mayfield Fund and Managing Director of several venture capital funds affiliated with Mayfield Fund. Directorship: Advent Software (portfolio software company).	1994

Nancy E. Wallace (64)	Professor of Real Estate and Finance, Haas School of Business, University of California, Berkeley (1986 – present).	2010

The following are some of the experiences, qualifications, attributes and skills of the nominees that led to the conclusion that they should serve as Directors of the Fund:

Mr. Bradshaw has held senior positions in complex enterprises involving venture capital, investment management, legal services, corporate finance, banking, and real estate over his career. He brings to the Board the management experience and insight that he has developed. In addition, Mr. Bradshaw’s 22 years of service on the Board has given him insight into, and perspective on, the Fund’s history and operations, which assists the Board in its oversight of the Fund.

Mr. Hymes has served in chief executive, chief investment, and other senior management roles with investment management firms over the course of his career, including with one of the former investment managers of the Fund. He brings to the Board experience in the field of investment management, which provides the Board with perspective in its oversight of the Fund’s investment activities. His experience with investment products also assists the Board in its oversight of Fund risks. Mr. Hymes’ 8 years of experience on the Board and 2 years as the Fund’s President has given him insight into, and perspective on, the Fund’s history and operations, which assists the Board in its oversight of the Fund.

Mr. Van Auken has served in senior executive roles in venture capital firms over the course of his career and has led investments in a wide range of industries, including e-commerce, information services, and financial services. His experience in corporate finance and in leading investments provides the Board with assistance in its oversight of the Fund’s investment activities. His experience with investment products also assists the Board in its oversight of Fund risks. Mr. Van Auken’s 19 years of experience on the Board has given him insight into, and perspective on, the Fund’s history and operations, which assists the Board in its oversight of the Fund.

8

Ms. Wallace has developed significant experience in finance during her time in academia where she teaches classes on asset-backed securitization, real estate investment analysis, real estate strategy, and real estate finance. Additionally, she has served as a visiting scholar at the New York Federal Reserve Bank and the San Francisco Federal Reserve Bank, as the president and board member of a national real estate economics association, and as an editorial board member of an academic journal focusing on computational techniques in the pricing, hedging and risk management of financial instruments. Ms. Wallace’s experience in finance and financial analysis assists the Board in the oversight of the Fund’s investment activities and investment risks. In addition, Ms. Wallace’s 2 years of experience on the Board has given her insight into, and perspective on, the Fund’s history and operations, which assists the Board in its oversight of the Fund.

In order for the Fund to take advantage of certain exemptive rules under the 1940 Act, a majority of the Board members must not be interested persons (“Interested Persons”), as defined in the 1940 Act, of the Fund. Directors of the Fund who are not Interested Persons are referred to in this Proxy Statement as “Independent Directors.” If the nominees proposed for election as Directors of the Fund are elected, all the members of the Board of Directors will be Independent Directors. As required, each of the nominees who will be considered an Independent Director, if elected, was selected and nominated solely by the current Independent Directors of the Fund.

Each nominee currently serves as a Board member of one portfolio in the complex of funds that hold themselves out as related companies for purposes of investment or investor services or are managed by the Fund’s investment adviser, Pacific Investment Management Company LLC (“PIMCO”), or its affiliated persons (the “Fund Complex”). PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

As of March 31, 2013, none of the nominees beneficially owned securities of PIMCO or any person directly or indirectly controlling, controlled by or under common control with PIMCO.

9

Board Leadership Structure

The primary responsibility of the Board of Directors is to represent the interests of the stockholders of the Fund and to provide oversight of the management of the Fund.

The Board is committed to maintaining its independence, and the Board currently is comprised entirely of Independent Directors. It has further been the practice of the Fund to appoint an Independent Director as Chairman of the Board (the “Chairman”) and a separate Chief Executive Officer. The Board believes that an Independent Director can best provide the necessary leadership and objectivity required in a Chairman and that separation of the roles of Chairman and Chief Executive Officer eliminates conflicts of interest that may arise when the roles are combined. It is also noteworthy that the Chief Executive Officer of the Fund is not affiliated with PIMCO, the Fund’s investment adviser, but rather is an officer of the independent Administrator of the Fund.

Board Risk Oversight

As part of its oversight function, the Board supervises the risk management of the Fund. Risks to the Fund include, among others, investment risk, financial reporting risk, and compliance risk. Consistent with New York Stock Exchange requirements, the Board has adopted procedures regarding risk assessment and management that are reviewed annually by the Audit Committee. Under these procedures and in accordance with other Fund practices, the Fund’s officers and service providers are responsible for monitoring and managing the various risks, implementing appropriate policies and procedures, and reporting to the Board and its Committees on a periodic or exceptional basis. For example, the Fund’s investment adviser is primarily responsible for implementing the Fund’s investment program, the Fund’s Administrator is primarily responsible for assuring the Fund’s accounting is appropriately carried out, the Fund’s Chief Compliance Officer is primarily responsible for evaluating the adequacy and effectiveness of the compliance programs of the Fund and its service providers, and the Fund’s independent auditors are primarily responsible for conducting the annual audit of the Fund’s financial statements.  The Board and its Committees are responsible for overseeing the risk-related activities of the Fund’s officers and service providers, reviewing their reports, and taking appropriate action within the scope of their duties under federal and state law. Despite the Board’s oversight, it is likely that not all risks to the Fund will be identified or eliminated.

10

Board Nominations

The Board of Directors does not have a nominating committee or a charter relating to the nomination of Directors. The full Board considers possible candidates to fill vacancies on the Board of Directors, reviews the qualifications of candidates recommended by stockholders and others, and recommends the slate of nominees to be proposed for election by stockholders at each annual meeting. As noted above, individuals who would be considered Independent Directors, if elected, must be selected and nominated solely by the Independent Directors of the Fund. In light of the fact that all the members of the Board of Directors are Independent Directors, the Board believes that it is appropriate for the full Board to participate in the consideration of Director candidates.

The Board considers diversity in identifying nominees for Director and in evaluating periodically the composition of the Board as a whole. The Board believes that diversity with respect to viewpoint, skills and experience should be an important factor in Board composition. The Board does not have any written policy with regard to the consideration of diversity.

Stockholders wishing to recommend any Director candidate should submit in writing a brief description of the candidate’s business experience and other information relevant to the candidate’s qualifications to serve as a Director. Submissions should be addressed to the Chairman of the Board of Directors, Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. In order to be considered at the 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”), submission must be received by January 21, 2014.

Communications with the Board

The Board of Directors provides a process for stockholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to the Chairman of the Board of Directors, Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. It is the general policy of the Fund that the Board of Directors should be represented at the Annual Meeting. All of the Directors attended the last Annual Meeting, which was held on July 17, 2012.

11

Board Committees; Meetings

The Board of Directors has an Executive Committee, a Valuation Committee and an Audit Committee. In 2012, the Board of Directors held five meetings, the Valuation Committee held one meeting, the Audit Committee held two meetings, and the Executive Committee did not meet. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of the Committees of the Board on which he or she served in 2012.

Executive Committee

The Executive Committee is authorized to exercise all powers of the Board of Directors permitted to be exercised under the Maryland General Corporation Law. The Executive Committee is composed of two Independent Directors: Messrs. Bradshaw and Hymes.

Valuation Committee

The Valuation Committee reviews the procedures for the pricing of the Fund’s portfolio assets adopted by the full Board of Directors (the “Pricing Procedures”), assists the Fund’s Administrator in determining the fair value of portfolio assets of the Fund as needed in accordance with the Pricing Procedures, and performs such other tasks as the full Board of Directors deems necessary. The Valuation Committee is composed of three Independent Directors: Messrs. Hymes (Chair) and Van Auken and Ms. Wallace.

Audit Committee

The Audit Committee oversees the accounting and financial reporting policies and practices of the Fund, its internal controls over financial reporting and, as the Audit Committee deems appropriate, the internal controls of certain service providers to the Fund. The Audit Committee also oversees the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof; exercises direct responsibility for the appointment, compensation, retention and oversight of the work performed by the independent auditor; reviews the independent auditor’s qualifications and independence; and acts as a liaison between the Fund’s independent auditor and the full Board of Directors.

12

The Audit Committee is composed of three Independent Directors: Messrs. Van Auken (Chair) and Hymes and Ms. Wallace. Each Audit Committee member meets the independence requirements of the New York Stock Exchange listing standards. The Audit Committee is governed by a written charter adopted by the Board of Directors that sets forth in greater detail the Audit Committee’s purposes, duties and powers. A copy of the current Audit Committee Charter is available on the Fund’s website at www.montgomerystreetincome.com.

Audit Committee Report

At a meeting of the Audit Committee held on February 19, 2013, the members of the Audit Committee and Board of Directors of the Fund reviewed the Fund’s audited financial statements and discussed the financial statements with management and the independent auditor. The Audit Committee discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance. In addition, the Audit Committee discussed with the independent auditor the auditor’s independence and received the related written disclosures and letter required by the Public Company Accounting Oversight Board.

Based on those reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2012.

The Audit Committee:

Wendell G. Van Auken, Chair
Victor L. Hymes
Nancy E. Wallace

13

Independent Auditor

The Fund’s financial statements for the fiscal years ended December 31, 2011 and December 31, 2012 were audited by KPMG LLP (“KPMG”).

At a meeting held on February 19, 2013, based on the approval and recommendation of the Audit Committee, the Board of Directors approved KPMG as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2013. Representatives of KPMG are not expected to be present at the Annual Meeting but will be available by telephone to respond to appropriate questions and to make a statement if they desire to do so.

Fees for Services. The following table shows fees billed by KPMG during the 2011 and 2012 fiscal years for audit, audit-related, tax and other services provided to the Fund.

Fees for Services Rendered to the Fund by the Independent Auditor

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees
2011	$44,000	$0	$3,700	$0

2012	$45,400	$0	$4,000	$0

(1)	Tax Fees for 2011 and 2012 represent fees for services rendered to the Fund for review of tax returns, quarterly diversification tests, and income and capital gains distributions.

The following table shows fees billed by KPMG during the 2011 and 2012 fiscal years for audit-related, tax and other services provided to PIMCO, the Fund’s investment adviser, and entities controlling, controlled by, or under common control with PIMCO that provided ongoing services to the Fund (the “Adviser Entities”) that were directly related to the Fund’s operations and financial reporting.

Fees for Services Rendered to Adviser Entities by the Independent Auditor

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2011	$0	$0	$0

2012	$0	$0	$0

14

The aggregate amount of non-audit fees billed by KPMG for services rendered to the Fund and the Adviser Entities during the 2011 and 2012 fiscal years was $3,700 and $4,000, respectively, as detailed in the above tables. The Audit Committee considered whether KPMG’s provision of non-audit services to the Adviser Entities that were not pre-approved by the Audit Committee was compatible with maintaining KPMG’s independence.

Audit Committee Pre-Approval Procedures. The Audit Committee has adopted procedures for the pre-approval by the Audit Committee of the engagement of the Fund’s independent auditor to provide audit and non-audit services to the Fund and the engagement of the Fund’s independent auditor to provide non-audit services to the Fund’s investment adviser or its related entities that relate directly to the Fund’s operations and financial reporting. If time does not permit, the Chairman of the Audit Committee is authorized to pre-approve the engagement of the independent auditor on behalf of the Audit Committee. The independent auditor and the investment adviser are required to report on the initiation of any such engagement at the next regular Audit Committee meeting.

Officers of the Fund

The following table sets forth certain information concerning each officer of the Fund. The address of each officer is c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

Name (Age) Positions Held with the Fund	Position with the Fund and Principal Occupation or Employment During the Past Five Years	Year First Became an Officer(1)

Mark D. Nerud (46) President and Chief Executive Officer	Chief Executive Officer of Jackson National Asset Management, LLC (“JNAM”) and Jackson Fund Services (“JFS”) (2010 – present); President of JNAM and JFS (2006 – present); President, CEO and Trustee/Manager of investment companies advised by JNAM (2007 – present); Managing Board Member of Curian Capital, LLC (“Curian”) and Curian Clearing LLC (2011 – present). Formerly, Managing Board Member of JNAM (2007 – 2010); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (“Jackson”) (2000 – 2009).	2006

15

Name (Age) Positions Held with the Fund	Position with the Fund and Principal Occupation or Employment During the Past Five Years	Year First Became an Officer(1)

Daniel W. Koors (42) Chief Financial Officer	Chief Operating Officer of JNAM and JFS (2011 – present); Senior Vice President of JNAM and JFS (2009 – present); Vice President of investment companies advised by JNAM (2006 – present);Treasurer and Chief Financial Officer of investment companies advised by Curian (2010 – present). Formerly, Chief Financial Officer of JNAM and JFS (2007 – 2011); Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006 – 2011); Assistant Vice President – Fund Administration of Jackson (2006 – 2009); Vice President of JNAM and JFS (2007 – 2008).	2006

Joseph B. O’Boyle (50) Chief Compliance Officer	Chief Compliance Officer of investment companies advised by Curian (2012 – present). Formerly, Chief Compliance Officer of Guggenheim Funds (2011 – 2012); Chief Compliance Officer of Calamos Investments (“Calamos”) (2008 – 2011); Director of Internal Audit and Risk Assessment of Calamos (2005 – 2008).	2012

Diana R. Gonzalez (34) Chief Legal Officer	Senior Attorney of JNAM and JFS (2012 – present); Assistant Vice President of investment companies advised by Curian (2012 – present). Formerly, Counsel of Sun Life Financial, Inc. (2008 – 2012); Senior Compliance Manager of Bank of America Corporation (2006 – 2008).	2013

Emily J. Eibergen (29) Secretary	Attorney of JNAM and JFS (2011 – present); Assistant Secretary of investment companies advised by Curian (2012 – present). Formerly, Departmental Specialist, Michigan Public Health Institute (2010 – 2011); Legal Assistant, Guyselman & Ehnis-Clark (2009 – 2010).	2013

16

Name (Age) Positions Held with the Fund	Position with the Fund and Principal Occupation or Employment During the Past Five Years	Year First Became an Officer(1)

Danielle A. Bergandine (32) Assistant Secretary	Senior Compliance Analyst of JNAM and JFS (2009 – present); Anti-Money Laundering Officer of investment companies advised by JNAM (2007 – present); Anti-Money Laundering Officer of investment companies advised by Curian (2011 – present). Formerly, Compliance Analyst of JNAM and JFS (2006 – 2009).	2013

(1)	All officers are appointed annually by, and serve at the discretion of, the Board of Directors.

Remuneration of Directors and Officers

Each Director receives remuneration from the Fund for his or her services. The Fund does not compensate its officers, since the Administrator makes these individuals available to the Fund to serve without compensation from the Fund. Remuneration to Directors consists of a quarterly retainer and a fee of $750 for each Board meeting attended and $500 for each Committee meeting attended, as well as any related expenses. The Directors receive a quarterly retainer of $3,750 (except the Chairman of the Board, whose quarterly retainer is $8,000, and the Chairman of the Audit Committee, whose quarterly retainer is $6,000). For the fiscal year ended December 31, 2012, total compensation (including reimbursement of expenses) for all Directors as a group was $104,974.

The Compensation Table below provides the following data:

Column (A):	Each Director who received compensation from the Fund.

Column (B):	Aggregate compensation received by a Director from the Fund.

Column (C):	Total compensation received by a Director from the Fund and Fund Complex. No member of the Board serves as a Director for any other fund in the Fund Complex nor does any Director receive any pension or retirement benefits from the Fund.

17

Compensation Table

For the Fiscal Year Ended December 31, 2012

(A)	(B)	(C)
Name of Director and Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and the Fund Complex

Independent Directors

Richard J. Bradshaw, Chairman of the Board of Directors and Director	$36,037	$36,037

Victor L. Hymes, Valuation Committee Chair and Director	$19,000	$19,000

Wendell G. Van Auken, Audit Committee Chair and Director	$29,687	$29,687

Nancy E. Wallace, Director	$20,250	$20,250

Board Recommendation and Required Vote

Election of the nominees for Director requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting.

The Board of Directors recommends that the stockholders of the Fund vote FOR the election of each of the nominees for Director.

STOCKHOLDER PROPOSALS FOR 2014 PROXY STATEMENT

Stockholders wishing to submit proposals for inclusion in the proxy statement for the 2014 Annual Meeting should send their written proposals to Montgomery Street Income Securities, Inc., c/o Jackson Fund Services, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, for receipt by January 21, 2014. The timely submission of a proposal does not guarantee its inclusion.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2014 Annual Meeting that are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address by April 6, 2014. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

18

OTHER MATTERS

The Board of Directors does not know of any matters to be presented at the Annual Meeting other than that mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Annual Meeting or any adjournments or postponements thereof in accordance with their best judgment.

Please complete and sign the enclosed proxy card and return it in the envelope provided, or vote through the Internet or by telephone, so that the Annual Meeting may be held and action may be taken on the matter described in this Proxy Statement with the greatest possible number of shares participating. This will not preclude your voting in person if you attend the Annual Meeting.

Emily J. Eibergen
Secretary
May 21, 2013

19

EVERY STOCKHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Stockholder Meeting
4 Embarcadero Center, 22nd Floor
San Francisco, CA
on July 23, 2013

Please detach at perforation before mailing.

PROXY | MONTGOMERY STREET INCOME SECURITIES, INC. | PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – JULY 23, 2013

The undersigned stockholder hereby appoints Danielle A. Bergandine and Joseph B. O'Boyle as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Stockholders of Montgomery Street Income Securities, Inc. (the "Fund") to be held at 4 Embarcadero Center, 22nd Floor, San Francisco, California, on Tuesday, July 23, 2013 at 10:00 a.m. (Pacific time) (the "Annual Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Annual Meeting. This proxy may be revoked at any time prior to its exercise at the Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Annual Meeting.

This proxy, if properly executed, will be voted in the manner directed. If properly executed and no instructions are indicated, the undersigned's vote will be cast FOR the proposal. The proxies are authorized to vote on the proposal presented on the reverse side of this card and to vote in their discretion on any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

MSF_24539_050313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Montgomery Street Income Securities, Inc. Annual Meeting of Stockholders To Be Held on July 23, 2013

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NAMED BELOW.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. To elect four Directors of the Fund to hold office until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.			
01. Richard J. Bradshaw 02. Victor L. Hymes 03. Wendell G. Van Auken 04. Nancy E. Wallace	☐	☐	☐

To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/or name(s) on the line below.

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

MSF_24539_050313